UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	December 8, 2016
(Date of earliest event reported)

A.M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant’s telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Credit Facilities

On December 8, 2016, A.M. Castle & Co. (the “Company”) announced the execution and closing of a definitive agreement for new $112.0 million secured credit facilities (the “Credit Facilities”).

As previously announced on November 4, 2016, the Company entered into two commitment letters with (i) Highbridge Capital Management, LLC (acting on behalf of one or more private investment funds that it advises) (“Highbridge”), Corre Partners Management, LLC (acting individually or through one or more of its affiliates) (“Corre”), Whitebox Credit Partners, L.P. (acting individually or through one or more of its affiliates) (“Whitebox”) and WFF Cayman II Limited and (ii) SGF, LLC (acting individually or through one or more of its affiliates) (each, a “Financial Institution” and collectively, the “Financial Institutions”) in order to replace and repay outstanding borrowings and support the continuance of letters of credit, totaling $53.2 million in the aggregate under the Company’s former revolving loan and security agreement with Wells Fargo Bank, National Association as lender and administrative agent (the “Former Credit Agreement”). The Company’s Credit Facilities are in the form of senior secured first lien term loan facilities in an aggregate principal amount of up to $112.0 million. In connection with the closing of the Credit Facilities, commitments pursuant to the Former Credit Agreement were terminated and liens granted to the collateral agent pursuant thereto were released in full.

In connection with the closing of the Credit Facilities, the Financial Institutions were issued warrants (the “Warrants”) to purchase an aggregate of 5,000,000 shares of the common stock of the Company (the “Common Stock”), pro rata based on the principal amount of each Financial Institution’s commitment in the Credit Facilities. The Warrants have exercise prices as follows: (i) 50% of the Warrants have an exercise price of $0.50 per share and will expire on June 8, 2018; and (ii) the remaining 50% of the Warrants have an exercise price of $0.65 per share and will expire on June 8, 2018. A form of the Warrant issued to the Financial Institutions is attached hereto as Exhibit 4.1 and incorporated herein by reference.

The shares of Common Stock issuable upon exercise of the Warrants are subject to registration rights under a customary registration rights agreement, dated December 8, 2016 (the “Registration Rights Agreement”), which provides for the filing of a registration statement on Form S-3 (or another appropriate form, if Form S-3 is unavailable) to register the resale of such Common Stock.

The Credit Facilities consist of a $75,000,000 initial term loan facility funded at closing and a $37,000,000 delayed-draw term loan facility (the “Delayed Draw Facility”). $24,500,000 of the loans available under the Delayed Draw Facility was available on December 12, 2016, and $12,500,000 of the Delayed Draw Facility will be available on or after June 12, 2017. The Borrowers borrowed the $24,500,000 of the Delayed Draw Facility available on December 12, 2016 in accordance with its terms.

The funding of the Credit Facilities was subject to original issue discount in an amount equal to 3.00% of the full principal amount of the Credit Facilities. The Credit Facilities bear interest at a rate per annum equal to 11.00%, payable monthly in arrears. The outstanding principal amount of the Credit Facilities and all accrued and unpaid interest thereon will be due and be payable on September 14, 2018.

The loans under the Credit Facilities will be made available to the Company and its domestic subsidiary Total Plastics, Inc. (the “Borrowers”) in U.S. dollars. All obligations of the Borrowers under the Credit Facilities are guaranteed on a senior-secured basis by each direct and indirect, existing and future, domestic or Canadian subsidiary of the Borrowers (the “Subsidiary Guarantors” and together with the Borrowers, the “Credit Parties”). All obligations under the Credit Facilities are secured on a first-priority basis by a perfected security interest in substantially all assets of the Credit Parties (subject to certain exceptions for permitted liens). As soon as possible after closing, the Company will add its foreign subsidiaries as guarantors and direct such subsidiaries to grant a security interest in substantially all of their respective assets; provided, that Company shall not be required to grant such guarantees or security with respect to any jurisdictions in which the requisite lenders determine in their sole discretion that the cost or other consequence of obtaining such guarantee, security interest or perfection thereof are excessive in relation to the value afforded thereby.

The Credit Facilities contain a financial covenant requiring the Company to maintain a minimum amount of consolidated adjusted EBITDA during various applicable fiscal periods beginning with the fiscal quarter ending March 31, 2017. In addition, the Company shall not permit its net working capital (as defined in the agreement) at any time to be less than the product of (x) the aggregate principal amount of all outstanding loans at such time and (y) 1.05. The Company also shall not permit its consolidated liquidity (as defined in the agreement) to be less than $20,000,000 at any time.

The above description of the Credit Facilities and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements filed herewith as Exhibits 10.1 and 10.2.

First Amendment to the Intercreditor Agreement

Pursuant to the Former Credit Agreement, U.S. Bank National Association (“U.S. Bank”), in its capacity as trustee and collateral agent for the Senior Secured Notes (as defined below) (the “Second Lien Agent”), U.S. Bank, in its capacity as trustee and collateral agent for the 5.25% Convertible Notes (as defined below) (the “Third Lien Agent”) and Wells Fargo Bank, National Association in its capacity as agent on behalf of the lenders under the Former Credit Agreement (the “Former Agent”), are parties to an amended and restated intercreditor agreement (the “Intercreditor Agreement”) whereby the parties confirmed the relative priority of security interests and provided for the orderly sharing of the proceeds of such assets when and if applicable.

In connection with the closing of the Credit Facilities, on December 8, 2016, Cantor Fitzgerald Securities, in its capacity as agent on behalf of the lenders under the Credit Facilities (“Cantor Fitzgerald”), the Third Lien Agent and the Second Lien Agent entered into a first amendment to the Intercreditor Agreement (the “First Amendment”) whereby the parties agreed to amend the Intercreditor Agreement by (i) replacing the Former Agent with Cantor Fitzgerald and (ii) replacing the Former Credit Agreement with the Credit Facilities.

The parties also agreed, among other things, to require consent of the junior lien secured parties in order to amend the applicable margins of the interest rate under the Credit Facilities if such amendment would increase the interest rate by certain amounts.

The above description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement filed herewith as Exhibit 10.3.

Supplemental Indentures Relating to Senior Secured Notes due 2018

Third Supplemental Indenture

On December 8, 2016, the Company, certain subsidiaries of the Company (the “Senior Secured Note Guarantors”) and U.S. Bank entered into a supplement (the “Third Supplemental Indenture”) to the indenture (the “Senior Notes Indenture”), dated February 8, 2016, governing the Company’s outstanding 12.75% Senior Secured Notes due 2018 (the “Senior Secured Notes”). The amendments covered by the Second Supplemental Indenture were approved pursuant to a consent entered into by holders of Senior Secured Notes representing 83.6% of the aggregate principal amount of Senior Secured Notes eligible to vote thereon.

The Third Supplemental Indenture amends the Senior Notes Indenture to:

(i)	remove from the definition of “Asset Sale” in Section 1.01 of the Senior Notes Indenture the sale of substantially all the assets of Total Plastics, Inc. pursuant to that certain Asset Purchase Agreement, dated March 11, 2016, by and between Total Plastics, Inc. and Total Plastics Resources LLC;

(ii)	increase the Company’s liquidity by deleting the following from Section 3.09(a) (and related cross-references) of the Senior Notes Indenture: “The Company’s availability under clause (1) of the definition of “Permitted Debt” will be reduced by the amount of the then outstanding Senior Credit Facility Designated Paydown Amount. The Senior Credit Facility Designated Paydown Amount will be reduced (to an amount not less than zero), from time to time, by the aggregate principal amount of notes that have been subject to Special Redemption as described under this Section 3.09”;

(iii)	change the reference to “$100.0 million” in the definition of “Permitted Debt” set forth in subclause (a) of Section 4.09(b)(1) of the Senior Notes Indenture to “$112.00 million” to correspond with the Company’s new $112.0 million Credit Facilities; and

(iv)	add a covenant of the Company (a) to cause the inclusion of certain foreign restricted subsidiaries as guarantors under the Senior Note Indenture and (b) to grant and perfect security interests in the assets of such subsidiaries in the related collateral documents for the benefit of the secured parties named therein.

Fourth Supplemental Indenture

On December 8, 2016, the Company, the Senior Secured Note Guarantors and U.S. Bank entered into a supplement (the “Fourth Supplemental Indenture”) to the Senior Notes Indenture to add the Company’s wholly-owned subsidiaries, HY-Alloy Steels Company, a Delaware corporation (“HY-Alloy”), and Keystone Service, Inc., an Indiana corporation (“Keystone”), as Senior Secured Note Guarantors in accordance with the terms of the Senior Notes Indenture.

Supplemental Indenture Relating to 5.25% Convertible Senior Secured Notes due 2019

On December 8, 2016, the Company, certain subsidiaries of the Company (the “Convertible Note Guarantors”) and U.S. Bank entered into a supplement (the “First Supplemental Indenture”) to the indenture (the “Convertible Note Indenture”), dated May 19, 2016, governing the Company’s outstanding 5.25% Convertible Senior Secured Notes due 2019 (the “5.25% Convertible Notes”) to add the Company’s wholly-owned subsidiaries, HY-Alloy and Keystone, as Convertible Note Guarantors in accordance with the terms of the Convertible Note Indenture.

The foregoing is qualified in its entirety by reference to the Third Supplemental Indenture, the Fourth Supplemental Indenture, and the First Supplemental Indenture contained in this Current Report on Form 8-K, which are filed herewith as Exhibits 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Facilities is incorporated herein by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Warrants is incorporated herein by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock.
4.2	Third Supplemental Indenture, dated December 8, 2016, among A.M. Castle & Co., the Note Guarantors, and U.S. Bank National Association, as trustee and collateral agent.
4.3	Fourth Supplemental Indenture, dated December 8, 2016, among A.M. Castle & Co., the Note Guarantors, and U.S. Bank National Association, as trustee and collateral agent.
4.4	First Supplemental Indenture, dated December 8, 2016, among A.M. Castle & Co., the Note Guarantors, and U.S. Bank National Association, as trustee and collateral agent.
10.1	Credit Agreement, dated December 8, 2016, by and among A.M. Castle & Co., certain subsidiaries of A.M. Castle & Co., as borrowers and guarantors, the Financial Institutions, and Cantor Fitzgerald Securities, as agent.
10.2	Registration Rights Agreement, dated December 8, 2016, by and between A.M. Castle & Co., and the Financial Institutions party thereto.
10.3	First Amendment to Amended and Restated Intercreditor Agreement, dated December 8, 2016, among Cantor Fitzgerald Securities, in its capacity as administrative and collateral agent for the First Lien Secured Parties, U.S. Bank National Association, and U.S. Bank National Association, in its capacity as trustee and collateral agent for the New Convertible Notes Secured Parties and U.S. Bank National Association, in its capacity as trustee and collateral agent for the Second Lien Secured Parties.
99.1	Press release dated December 8, 2016 announcing the Credit Facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

December 14, 2016	By:	/s/ Marec E. Edgar
Marec E. Edgar
Executive Vice President, General Counsel, Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock.
4.2	Third Supplemental Indenture, dated December 8, 2016, among A.M. Castle & Co., the Note Guarantors, and U.S. Bank National Association, as trustee and collateral agent.
4.3	Fourth Supplemental Indenture, dated December 8, 2016, among A.M. Castle & Co., the Note Guarantors, and U.S. Bank National Association, as trustee and collateral agent.
4.4	First Supplemental Indenture, dated December 8, 2016, among A.M. Castle & Co., the Note Guarantors, and U.S. Bank National Association, as trustee and collateral agent.
10.1	Credit Agreement, dated December 8, 2016, by and among A.M. Castle & Co., certain subsidiaries of A.M. Castle & Co., as borrowers and guarantors, the Financial Institutions, and Cantor Fitzgerald Securities, as agent.
10.2	Registration Rights Agreement, dated December 8, 2016, by and between A.M. Castle & Co., and the Financial Institutions party thereto.
10.3	First Amendment to Amended and Restated Intercreditor Agreement, dated December 8, 2016, among Cantor Fitzgerald Securities, in its capacity as administrative and collateral agent for the First Lien Secured Parties, U.S. Bank National Association, and U.S. Bank National Association, in its capacity as trustee and collateral agent for the New Convertible Notes Secured Parties and U.S. Bank National Association, in its capacity as trustee and collateral agent for the Second Lien Secured Parties.
99.1	Press release dated December 8, 2016 announcing the Credit Facilities.